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                                                                   EXHIBIT 10.39



                                 FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


            First Amendment dated as of May 19, 1997 to Revolving Credit Agreement (the "First Amendment"), by and among FLEXTRONICS INTERNATIONAL USA, INC., a California corporation (the "Borrower"), BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of March 27, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

            WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT. Section 8.14 of the Credit Agreement is hereby amended by deleting the words "within forty-five days following the Closing Date" which appear in Section 8.14 and substituting in place thereof the words "by June 30, 1997".

        SECTION 2. AMENDMENT TO SECTION 25 OF THE CREDIT AGREEMENT. Section 25 of the Credit Agreement is hereby amended by inserting immediately after the words "the amount of the Commitments of the Banks," which appear in the second sentence of Section 25 the words "the release of any of the Guarantors, the release of all or substantially all of the Collateral, the provisions of this
Section 25,".

        SECTION 3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective until the Agent receives a counterpart of this First Amendment, executed by the Borrower, the Guarantors and the Majority Banks.

        SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.
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                                                                          Page 2



        SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        SECTION 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

        SECTION 7. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        SECTION 8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

            IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                         FLEXTRONICS INTERNATIONAL USA, INC.



                                         By:____________________________________
                                         Title:


                                         BANKBOSTON, N.A.



                                         By:____________________________________
                                         Title:



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                                                                          Page 3



                            RATIFICATION OF GUARANTY

            Each of the undersigned guarantors hereby acknowledges and consents to the foregoing First Amendment as of May __, 1997, and agrees that each of the Guarantees dated as of March 27, 1997 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                             FLEXTRONICS INTERNATIONAL LTD.



                                             By:________________________________
                                             Title:


                                             FLEXTRONICS INTERNATIONAL (UK) LTD.



                                             By:________________________________
                                             Title:


                                             FLEXTRONICS MANUFACTURING (HK) LTD.



                                             By:________________________________
                                             Title:


                                             FLEXTRONICS SINGAPORE PTE. LTD.



                                             By:________________________________
                                             Title:


                                             FLEXTRONICS HOLDING (UK) LTD.



                                             By:________________________________
                                             Title:


                                             FLEXTRONICS MALAYSIA SDN BHD

                                             By:________________________________
                                             Title:


                                             FLEXTRONICS INTERNATIONAL
                                               MARKETING (L) LTD.



                                             By:________________________________
                                             Title:


                                             FLEXTRONICS HOLDINGS AB



                                             By:________________________________
                                             Title:


                                             FLEXTRONICS INTERNATIONAL
                                               SWEDEN AB



                                             By:________________________________
                                             Title:

                                             ASTRON GROUP LIMITED



                                             By:________________________________
                                             Title: